Exhibit 99.5

CONSENT OF INDEPENDENT ACCOUNTANT

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-36953), (No. 333-88556), (No. 333-88558), (No. 333-44698), (No. 333-122894) and on Form S-3 (No. 333-122643) of Horizon Health Corporation of our reports dated March 28, 2006, relating to the financial statements of Lighthouse Care Centers, LLC – Operating Divisions which appears in the Current Report on Form 8-K of Horizon Health Corporation dated February 1, 2006.

/s/ Matheney Stees & Associates

Chattanooga, TN

April 19, 2006